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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the use in this Registration Statement of E*TRADE Group, Inc. on Form S-1 of our report dated November 22, 1996 appearing in the Prospectus, which is part of this Registration Statement.

  We also consent to the reference to us under the heading "Experts" in such Prospectus.

Deloitte & Touche LLP

San Jose, California
July 23, 1997